SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, DC  20549

                          _________________

                               FORM 8-K

                            CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15 (d) OF THE
                 SECURITIES AND EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) June 14, 1995


                          GOTTSCHALKS INC.
       (Exact Name of Registrant as Specified in Charter)


  Delaware                         1-09100                  77-0159791
(State or Other Jurisdiction      Commission               (IRS Employer
   of Incorporation              File Number)           Identification No.


            7 River Park Place East, Fresno, California  93720
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code (209) 434-8000



                                  N/A
    (Former Name or Former Address, if Changed Since Last Report)



Item 5.   Other Events.

     As described more fully in the section entitled "Legal Proceedings" in Part I, Item 3, of its Annual Report on Form 10-K for the year ended January 28, 1995 and Part II, Item 1 of its Quarterly Report on Form 10-Q for the quarter ended April 29, 1995, Gottschalks Inc. (the "Company") is the defendant in a lawsuit filed in California Superior Court for the County of Fresno (UML Financial Corporation and M.J.M. and Associates, Inc. v. Gottschalks Inc., et al., Case No.514020 7). As discussed in the Company's Form 10-Q for the quarter ended April 29, 1995, the plaintiffs in the case seek specific performance as well as monetary damages and had filed notices of lis pendens on the Company's stores in Capitola, Eureka and Yuba City, California. The Company moved to expunge the lis pendens and a hearing on its motion was held on June 8, 1995. The Court ruled in favor of the Company and on June 14, 1995 ordered the lis pendes expunged.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fresno, State of California, on June 14, 1995.


                              GOTTSCHALKS INC.


                              By:  /s/  Joseph W. Levy
                                   Joseph W. Levy, Chairman and
                                   Chief Executive Officer